UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  January 26, 2015

SOCIAL REALITY, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-54996	42-2925231
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

456 Seaton Street, Los Angeles, CA  90013

(Address of principal executive offices)(Zip Code)

Registrant's telephone number, including area code:  (323) 283-8505 not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 26, 2015 the Board of Directors of Social Reality, Inc. appointed Martin A. Sumichrast to the Board.

Martin A. Sumichrast.  Mr. Sumichrast, 48, brings over 25 years of experience in investing and providing business advisory services to corporations in the United States, Europe and Asia. He currently serves as the co-founder and Vice Chairman of Siskey Capital, LLC, a Charlotte, North Carolina based merchant banking operation. He also serves as Managing Director of Washington Capital, LLC, a family owned office entity. Previously, he served as Managing Director of Lomond International, Inc., a private investment and business advisory firm. Prior to Lomond International, Inc., he served as Chairman and Chief Executive Officer of Global Capital Partners, Inc., a diversified financial services holding company that had offices in the United States and Europe. Mr. Sumichrast currently also serves as a Trustee and Chairman of the Nominating and Governance Committees, of the Babson Capital Growth Short Duration High Yield Fund, Inc. (NYSE: BGH)  and the Babson Capital Funds Trust, an open-end investment company advised by Babson Capital Management, LLC, a global asset manager with over $200 billion in assets under management.  Mr. Sumichrast is also a member of the Board of Directors of Kure Corp, a vapor brand that specializes in the distribution of vaporizing pens, e-Juices, and related accessories. He also is the Co-Chairman of the Jadeveon Clowney Help-In-Time Foundation, a non-for-profit charity that helps children of incarcerated parents.  He is co-author and contributor of Opportunities in Finance Careers and The New Complete Book of Homebuying.

As compensation for joining our Board of Directors, Mr. Sumichrast was granted five year options to purchase 15,000 shares of our Class A common stock at an exercise price of $1.19 per share.

Item 7.01

Regulation FD Disclosure.

On January 27, 2015 Social Reality, Inc. issued a press release announcing the appointment of Martin A. Sumichrast to its Board of Directors.  A copy of this press release is furnished as Exhibit 99.1 to this report.

Pursuant to General Instruction B.2 of Form 8-K, the information in this Item 7.01 of Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise be subject to the liabilities of that section, nor is it incorporated by reference into any filing of Social Reality, Inc. under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01

Financial Statements and Exhibits.

(d)

Exhibits.

Exhibit No.	Description

99.1	Press release dated January 27, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOCIAL REALITY, INC.

Date: January 27, 2015	By:	/s/ Christopher Miglino
Christopher Miglino, Chief Executive Officer

Exhibit Index

Exhibit No.	Description

99.1	Press release dated January 27, 2015